Consolidated Statements of Comprehensive Income/ (Loss) (Parenthetical) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 21):
Net advertising revenues	¥ 45,084	¥ 41,219	¥ 9,612
Paid services revenues	1,207	10,146	18,075
Cost of revenues	(52,732)	(49,489)	(50,914)
Sales and marketing expenses	(3,301)	(2,155)	(4,290)
General and administrative expenses	¥ (4,279)	¥ (5,057)	¥ (6,491)
Ads [Member]
Basic net income/(loss) per share	¥ 0.03	¥ (4.46)	¥ (8.45)
Diluted net income/(loss) per share	¥ 0.03	¥ (4.46)	¥ (8.45)
Class A ordinary shares
Number of ordinary shares that each ADS represents	48	48	48
Maximum | Ordinary Shares
Basic net income/(loss) per share	¥ 0.01
Diluted net income/(loss) per share	¥ 0.01